Corporate Social Responsibility (CSR) expenditure	12 Months Ended
Mar. 31, 2018
Disclosure Of Service Concession Arrangements Explanatory [Abstract]
Disclosure of service concession arrangements [text block]
38.	Corporate Social Responsibility (CSR) expenditure

Section 135 of the Companies Act, 2013, requires Company to spend towards Corporate Social Responsibility (CSR). The Company is expected to spend ₹ 9,898 towards CSR in compliance of this requirement. A sum of ₹ 9,540 has been spent during the fiscal year towards CSR activities as per details given below. The balance amount to be spent is ₹ 358.

Organisation	Amount (₹)
VIRRD Trust, Dwarakha Tirumala	6,300
M/s Jateeya Vidya Seva Samithi	2,500
Sri Hanuman Mani Education & Culture Trust	740
Total	9,540